WB CAPITAL MUTUAL FUNDS

LIQUID ASSETS FUND T, S2 AND I SHARES

Supplement dated April 15, 2009

to the

Prospectus (“Prospectus”) and Statement of Additional Information (“SAI”)

dated July 29, 2008

This supplements and amends the WB Capital Mutual Funds Prospectus and SAI for the Liquid Assets Fund T, S2 and I shares dated July 29, 2008 as previously supplemented and amended.

The Liquid Assets Fund, T, S2 and I shares (the “Fund”) has extended participation in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the United States Department of the Treasury (the “Treasury”). The Program will now expire on Septmeber 18, 2009, unless further extended by Treasury.

Additional disclosure for S2 Shareholders Only.

The Administrative Services Fee payable by the Liquid Assets Fund S2 shares to certain Participating Organizations under the Fund’s Administrative Services Plan has been temporarily reduced from 25 basis points to 15 basis basis points in an attempt to help the Fund maintain a zero or positive net yield. As covered in Schedule I of the Administrative Services Plan, the Fund's Board of Directors amended the Present Approved Fee from 25 basis points to 15 basis points on the S2 shares. Notwithstanding the foregoing, the Maximum Annual Fee that can be paid has not been reduced from 25 basis points and the fee reduction may be terminated at any time. The reduction of fee was effective as of March 31, 2009.

Additional Disclosure to T, S2 and I shareholders

In addition, the Fund's Investment Advisor, WB Capital Management will continue to pay certain other expenses of or supplement the Fund to also keep a positive yield. This undertaking may also be terminated at any time.

This Supplement should be retained with your Prospectuses

for future reference.